UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 12, 2008

Date of Report (date of earliest event reported)

CATALYST SEMICONDUCTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21488	77-0083129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2975 Stender Way
Santa Clara, CA 95054

(Address of principal executive offices)

(408) 542-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On June 12, 2008, Catalyst Semiconductor, Inc. (the “Company”) issued a press release announcing its financial results for its fourth fiscal quarter and its fiscal year ended April 27, 2008.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

The Company is making reference to non-GAAP financial information in both the press release and on the conference call.  A reconciliation of non-GAAP financial measures to the comparable US GAAP financial measures is contained in the attached press release, and a reconciliation of this and other non-GAAP financial information provided on the conference call is contained on the Company’s Investor Relations web page at www.catsemi.com.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                            Exhibits

Exhibit Number	Description
99.1	Press Release of Catalyst Semiconductor, Inc. dated June 12, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2008

CATALYST SEMICONDUCTOR, INC.

By:	/s/ Gelu Voicu
Gelu Voicu
President and Chief Executive Officer

By:	/s/ David P. Eichler
David P. Eichler
Vice President, Finance and Administration and Chief Financial Officer

CATALYST SEMICONDUCTOR, INC.

FORM 8-K

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Catalyst Semiconductor, Inc. dated June 12, 2008.